Daniel J. Crowley, President and Chief Executive Officer James F. McCabe Jr., Senior Vice President and Chief Financial Officer Second Quarter FY’18 Earnings Conference Call November 8, 2017

2Triumph Group — Second Quarter FY'18 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often, but not always, identified by the use of words such as “anticipate”, “believe”, “expect”, “plan”, “intend”, “project”, “may”, “will”, “should”, “could”, or similar words suggesting future outcomes or outlooks. These forward-looking statements include, but are not limited to, statements of expectations of or assumptions about strategic actions, objectives, expectations, intentions, aerospace market conditions, aircraft production rates, financial and operational performance, revenue and earnings growth and profitability and earnings results. These statements are based on the current projections, expectations and beliefs of Triumph’s management. These forward looking statements involve known and unknown risks, uncertainties and other factors which could cause actual results to differ materially from any expected future results, performance or achievements, including, but not limited to, competitive and cyclical factors relating to the aerospace industry, dependence on some of Triumph’s business from key customers, requirements of capital, uncertainties relating to the integration of acquired businesses, general economic conditions affecting Triumph’s business segments, product liabilities in excess of insurance, technological developments, limited availability of raw materials or skilled personnel, changes in governmental regulation and oversight and international hostilities and terrorism. Further information regarding the important factors that could cause actual results, performance or achievements to differ from those expressed in any forward looking statements can be found in Triumph’s reports filed with the SEC, including in the risk factors described in Triumph’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017.

3Triumph Group — Second Quarter FY'18 Overview Solidified Foundation: • Transformation on track • Enhanced financial flexibility • Improved profitability Driving Organic Growth: • Backlog up over 7% year-to-date • TTM book to bill exceeding 1:1 Reaffirming FY 18 Guidance FY’18 Q2 Financial Summary FY’18 Guidance Net Sales $745M $3.1B - $3.2B Adjusted EPS * $0.52 $2.25 - $2.75 Free Cash Use ($211M) ($450M) - ($500M) *excludes restructuring costs of $11M Q2 FY18 and $54M full year and impact of loss on divestiture and refinancing

4Triumph Group — Second Quarter FY'18 Transformation Progress Enabling Increased Efficiency • Completed 822 continuous improvement events YTD • $43M in cost reduction YTD towards $96M goal • Two additional facility closures announced in Q2 • 3rd divestiture successfully completed in Q2 • Reduced footprint by 1.3M sq. ft. to date • Closed Bombardier Global 7000 negotiations in Q2 • Improved working capital managementFY 17 FY 18 FY 19 Cost Reduction Run Rate 200 150 100 50 0 $ M illi on s Supply Chain Efficiency Consolidations Headcount Period Ending Cost reductions on track, enhancing competiveness and financial performance

5Triumph Group — Second Quarter FY'18 Driving Organic Growth Competitive Wins Customer BU A320 V2500 Support AA / VA TPS CFM56 Int. Gear Box GE TIS Follow-on Business Customer BU V-22 Sponson & Fuse Comp's Boeing TPC ECS Ducting & Floor Panels Boeing TPC C5 MLG Rotary Actuators DLA TIS Partnership Customer BU T-X Trainer Fuselage and Systems Boeing TAS $12B Pipeline (50% Military) …..7% YTD backlog growth to $4.3B Integrated Systems Aerospace Structures Precision Components Backlog Trend 5,000 4,000 3,000 2,000 1,000 0 $ M ill io ns FY 2016 FY 2017 Q1 FY18 Q2 FY18 Military Pipeline 8,000 6,000 4,000 2,000 0 $ M ill io ns 2018 JOP Q1 Q2 +7% +41%

Triumph Group

Market Trends

Military

- Military budget outlook $632B (+OSC)
- Triumph opportunities on multiple platforms:
  - T-X, B21, MQ-25, T-38/F15 SLEPS, Light Attack
- CH-53K ramp up adds nearer term growth


FY18 Budget
$ Billions
700
600
500
400
300
200
100
0
$549
+$54
+$29
$632
Trump
Committee
on Armed
Services
FY18
Sequestration
Cap = $549B
Trump FY18
Defense
Budget +
Congress
R&D
Procurement
Military Personnel
Operations & Maintenance

Commercial

- Commercial aviation remains long term growth industry
  - 41,000+ new airplanes in next 20 years
  - 11 year production backlog at current production rates
  - Triumph benefiting from narrow-body rate increases
- Increasing long-range business jet outlook
- Higher efficiency engine development programs
- eCommerce shipments driving aircraft sales and MRO
- A/C deliveries & MRO center of mass shifting to Asia
- Vertical integration, off-shoring, IP ownership
- M&A accelerating

Healthy market, growing demand, increasing opportunities.

Triumph Group — Second Quarter FY'18

6

7Triumph Group — Second Quarter FY'18 Consolidated Quarterly Results • Organic sales decrease was 12% • Net sales decrease due to: ◦ Boeing and Gulfstream program completions and rate reductions ◦ Timing of deliveries on certain programs ◦ Partially offset by increased production on 767/Tanker & Global Hawk/Triton • Adjusted operating income excludes: ◦ $20M loss on divestiture ◦ $11M restructuring costs • Adjusted operating income and margin improved sequentially ($ in millions) FY’18 Q2 FY’17 Q2 Variance % Net Sales $745 $875 (15)% Operating Income 19 70 (73)% Operating Margin 3% 8% Adjusted Operating Income 51 89 (43)% Adjusted Operating Margin 7% 10% Revenue & Earnings ramp through 2H FY'18

8Triumph Group — Second Quarter FY'18 Integrated Systems Highlights • Selected as sole source supplier of aftermarket spare rotary actuators on the C-5 Galaxy • Non-core divestiture yielded $65M in proceeds • Opened new facility in Windsor, CT to consolidate three locations • YTD Book to bill of 1.3:1 Year Over Year Comparison Net Sales ($ in M) 300 250 200 150 100 50 0 $ M illi on s FY'18 Q2 FY'17 Q2 $234 $245 Operating Margin (%) 25 20 15 10 5 0 % FY'18 Q2 FY'17 Q2 18% 19% Financial • Net sales change included: ◦ Growth in CH47, 737 and 787, offset by: ▪ Divestitures ($6M) ▪ Rate reductions on A380 and 777 and timing of deliveries on other programs • Operating margin included $1M in restructuring costs • Excluding restructuring costs, operating margin was 19% Triumph Integrated Systems' spare main landing gear rotary actuators will be used on the C-5 Galaxy, one of the largest aircraft in the world.

9Triumph Group — Second Quarter FY'18 Product Support Highlights • Returned to organic growth following short-term customer deferrals • Awarded contract extension with OEM Thrust Reverser support on key programs • Secured two deals with operators in the U.S. and Asia to provide MRO support for V2500-A5 Nacelles • Hosted meeting in China attended by over 50 airline representatives from various Asian operators Year Over Year Comparison Net Sales ($ in M) 100 80 60 40 20 0 $ M illi on s FY'18 Q2 FY'17 Q2 $68 $86 Operating Margin (%) 30 25 20 15 10 5 0 % FY'18 Q2 FY'17 Q2 16% 17% Financial • Organic sales increased 9% due primarily to increased demand of accessory components ◦ Sales in FY17 included $23M from divested businesses • Operating margin improved sequentially by 370 basis points Triumph Product Support is contracted to provide MRO support for V2500-A5 Nacelles.

10Triumph Group — Second Quarter FY'18 Precision Components Highlights • Awarded contract extension on ducting and floor panels on Boeing commercial programs • Composites obtained green rating with all external customers for quality and delivery performance • Interiors earned green rating from Boeing on their annual Production Readiness for all Boeing programs • YTD Book to bill of 1.1:1, including two significant awards at our Fabrications operating company Year Over Year Comparison Net Sales ($ in M) 300 250 200 150 100 50 0 $ M illi on s FY'18 Q2 FY'17 Q2 $229 $259 Operating Margin (%) 6 5 4 3 2 1 0 -1 -2 % FY'18 Q2 FY'17 Q2 (1)% 5% Financial • Net sales and operating margin decreased primarily due to decreased production rates and pricing on 777 as well as pricing on 787 • Operating results impacted by restructuring costs of $4M and related inefficiencies Triumph Precision Components floor panels and ducting will be utilized on Boeing’s 737 (legacy and MAX), 747, 767, 777 (legacy) and 787 airplanes

11Triumph Group — Second Quarter FY'18 Aerospace Structures Highlights • Selected as a supplier of choice for the Boeing T-X trainer • Key Flight Test Vehicle milestones completed on Global 7000 and production wings delivery ramping • Successful execution of build rate increase on 767 program • YTD Book to Bill 1.3:1 Year Over Year Comparison Net Sales ($ in M) 300 200 100 0 $ M illi on s FY'18 Q2 FY'17 Q2 $249 $320 Operating Margin (%) 10 8 6 4 2 0 % FY'18 Q2 FY'17 Q2 5% 8% Financial • Net favorable cumulative catch-up adjustments on long-term contracts of $8M • Net sales and operating margin decreased as expected due to completion of and continued rate reductions on certain Boeing and Gulfstream programs, partially offset by increased production on 767/Tanker and Global Hawk/Triton • Adjusted for restructuring costs of $2M, operating margin sequentially improved 505 basis points Triumph’s Aerospace Structures will supply the wing, vertical tail and horizontal tail structures for the Boeing T-X.

12 Free Cash Flow Walk - FY'18 Q2 Q2 Cash Drivers • Development programs used $33M • Restructuring used $10M • Net working capital usage of $221M includes: ◦ Reduction of customer advances ◦ Build of production inventory ◦ Reduced vendor financing • Peak cash usage through Q3, recovering in Q4 Consolidated ($ in millions) FY’18 Q2 FY’18 YTD Net Income $ (5) $ (7) Non-cash items: Depreciation & Amortization 41 80 Interest Expense & Other 25 46 Amortization of Acquired Contracts (28) (57) Loss on divestiture 20 20 Pension Income (15) (30) OPEB Income (3) (6) Income Tax Benefit (1) (2) Cash uses: Working Capital Usage (221) (300) Interest Payments (8) (32) Capital Expenditures (11) (23) OPEB Payments (3) (6) Tax Payments (2) (5) Free Cash Use $ (211) $ (322) On track to achieve guidance

13Triumph Group — Second Quarter FY'18 Capitalization, Leverage & Liquidity • Completed $500M bond offering • Amended and extended Securitization Facility • Cash and Availability ~ $680M • Senior Secured Leverage Ratio ~ 1.1x • Interest Coverage Ratio ~ 3.5x ($ in millions) FY’18 Q2 Cash $ (34) $800M Revolving Credit Facility 117 $125M Receivable Securitization Facility 89 Capital Leases 61 2013 Senior Notes Due 2021 375 2014 Senior Notes Due 2022 300 2017 Senior Notes Due 2025 500 Other Debt 8 Net Debt $ 1,416 Enhanced Financial Strength & Liquidity

14Triumph Group — Second Quarter FY'18 FY'18 Guidance Net Sales $3.1B - $3.2B Adjusted EPS * $2.25 - $2.75 Free Cash Use ($450M) - ($500M) Effective Tax Rate ^ ~ 6% Capital Expenditures $80M - $90M$50M - $60M *excludes restructuring costs of $54M for FY'18 ^ Potential opportunity to lower through release of valuation allowance and use of deferred tax benefits from prior divestitures. Expect third quarter effective tax rate of approximately 15% Expect stronger 2nd half results, with Q4 better than Q3

15Triumph Group — Second Quarter FY'18 Concluding Remarks • Operational performance stabilizing as CI culture takes hold – transformation setting foundation for future • Enhanced backlog profitability through renegotiated contracts • New wins increasing backlog - positions Triumph for sales growth in FY'19 • Disciplined portfolio and balance sheet actions strengthening margins and financial flexibility

16Triumph Group — Second Quarter FY'18 Our Vision We aspire to be the premier design, manufacturing and support company whose comprehensive capabilities, integrated processes and innovative employees advance the safety and prosperity of the world. Our Mission As One Team, we partner with our customers to triumph over the hardest aerospace, defense and industrial challenges, enabling us to deliver value to our shareholders. Our Values Integrity Continuous Improvement Teamwork Innovation Act with Velocity

17Triumph Group — Second Quarter FY'18 Appendix

18 Top Programs Integrated Systems Aerospace Structures Precision Components Boeing 777 Boeing 787 Airbus A350 Boeing 737 Boeing 767, Tanker Boeing V-22 Boeing F-15 Bell Helicopter AH1 Bombardier C Series NG Global Hawk Represents 73% of Precision Components backlog Gulfstream Boeing 767, Tanker Bombardier Global Airbus A330, A340 Boeing 747 Boeing V-22 Boeing 777 NG Global Hawk Bell Helicopter 525 Embraer E2 Represents 97% of Aerospace Structures backlog Airbus A320, A321 Boeing 737 Boeing 787 Boeing V-22 Boeing AH-64 Boeing CH-47 Lockheed Martin C-130 Sikorsky UH60 Lockheed Martin F-35 Boeing 777 Represents 58% of Integrated Systems backlog

19 Supplemental Data Pension/OPEB Analysis ($ in millions) FY’17 FY’18 Pension Expense (Income) ≈ ($67) ≈ ($60) Cash Pension Contribution ≈ $2 ≈ $0 OPEB Expense (Income) ≈ ($14) ≈ ($11) Cash OPEB Contribution ≈ $17 ≈ $16 Restructuring ($ in millions) Remaining Estimate FY’18 E FY’19 + Transformation Related — Cash Based Costs $72 $52 $20 Transformation Related — Non-Cash Based Costs 3 2 1 Total $75 $54 $21

20 FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures Adjusted income from continuing operations, before income taxes, adjusted income from continuing operations and adjusted income from continuing operations per diluted share, before non-recurring costs has been provided for consistency and comparability. These measures should not be considered in isolation or as alternatives to income from continuing operations before income taxes, income from continuing operations and income from continuing operations per diluted share presented in accordance with GAAP. The following tables reconcile income from continuing operations before income taxes, income from continuing operations, and income from continuing operations per diluted share, before non-recurring costs. Three Months Ended September 30, 2017 Pre-Tax After-Tax Diluted EPS Loss from Continuing Operations - GAAP $ (6,527) $ (5,378) $ (0.11) Adjustments: Loss on divestiture 20,371 20,371 0.41 Refinancing costs 1,986 1,589 0.03 Restructuring costs (non-cash) 1,295 1,036 0.02 Restructuring costs (cash) 10,101 8,081 0.16 Adjusted Income from Continuing Operations - Non-GAAP $ 27,226 $ 25,699 $ 0.52 * * Difference due to rounding Non-GAAP Disclosure Six Months Ended September 30, 2017 Pre-Tax After-Tax Diluted EPS Loss from Continuing Operations - GAAP $ (9,136) $ (7,309) $ (0.15) Adjustments: Loss on divestiture 20,371 20,371 0.41 Refinancing costs 1,986 1,589 0.03 Restructuring costs (non-cash) 2,156 1,725 0.03 Restructuring costs (cash) 27,602 22,082 0.45 Adjusted Income from Continuing Operations - Non-GAAP $ 42,979 $ 38,458 $ 0.78 * * Difference due to rounding

21 FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) Adjusted income from continuing operations, before income taxes, adjusted income from continuing operations and adjusted income from continuing operations per diluted share, before non-recurring costs has been provided for consistency and comparability. These measures should not be considered in isolation or as alternatives to income from continuing operations before income taxes, income from continuing operations and income from continuing operations per diluted share presented in accordance with GAAP. The following tables reconcile income from continuing operations before income taxes, income from continuing operations, and income from continuing operations per diluted share, before non-recurring costs. Non-GAAP Disclosure Six Months Ended September 30, 2016 Pre-Tax After-Tax Diluted EPS Income from Continuing Operations - GAAP $ 81,189 $ 54,541 $ 1.10 Adjustments: Triumph Precision Components - Strike related costs 15,701 10,834 0.22 Triumph Precision Components - Inventory write-down 6,089 4,201 0.08 Triumph Aerospace Structures - UAS program 14,200 9,798 0.20 Loss on divestiture 4,774 4,774 0.10 Restructuring costs (non-cash) 7,231 4,989 0.10 Restructuring costs (cash) 17,113 11,808 0.24 Adjusted Income from Continuing Operations - Non-GAAP $ 146,297 $ 100,945 $ 2.04 * * Difference due to rounding Three Months Ended September 30, 2016 Pre-Tax After-Tax Diluted EPS Income from Continuing Operations - GAAP $ 52,590 $ 34,807 $ 0.70 Adjustments: Loss on divestiture 4,774 4,774 0.10 Restructuring costs (non-cash) 3,740 2,581 0.05 Restructuring costs (cash) 10,462 7,219 0.15 Adjusted Income from Continuing Operations - Non-GAAP $ 71,566 $ 49,381 $ 1.00 * * Difference due to rounding

22 (Continued) FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) Cash provided by operations has been provided for consistency and comparability. We also use free cash flow available for debt reduction as a key factor in planning for and consideration of strategic acquisitions, stock repurchases and the repayment of debt. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. The following table reconciles cash provided by operations to free cash flow available for debt reduction. We use "Net Debt to Capital" as a measure of financial leverage.  The following table sets forth the computation of Net Debt to Capital: Three Months Ended Six Months Ended June 30, 2017 September 30, 2017 September 30, 2017 Cash flow from operations $ (99,048) $ (200,017) $ (299,065) Less: Capital expenditures (12,085) (10,690) (22,775) Free cash flow $ (111,133) $ (210,707) $ (321,840) September 30, March 31, 2017 2017 Calculation of Net Debt Current portion $ 22,883 $ 160,630 Long-term debt 1,409,130 1,035,670 Total debt 1,432,013 1,196,300 Plus: Deferred debt issuance costs 18,638 11,752 Less: Cash (33,669) (69,633) Net debt $ 1,416,982 $ 1,138,419 Calculation of Capital Net debt $ 1,416,982 $ 1,138,419 Stockholders' equity 855,845 846,473 Total capital $ 2,272,827 $ 1,984,892 Percent of net debt to capital 62.3% 57.4% Non-GAAP Disclosure